  EXHIBIT 10.40

AMENDMENT NO. 1 TO

12% CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 (this “Amendment”), dated as of December 13, 2016, to that certain 12% Convertible Promissory Note, issued by Terra Tech Corp. (the “Borrower”) to _________ (the “Lender”) on December 14, 2015 (the “Note”) pursuant to that certain Securities Purchase Agreement, by and between the Borrower and the Lender, dated as of December 14, 2015, is made and entered into by and between the Borrower and the Lender. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note.

WHEREAS, the Borrower and the Lender desire to amend the Note on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties agree as follows:

Section 1. Amendments to Note.

1.1 The definition of “Maturity Date” in the Note is hereby amended to “December 13, 2017”.

Section 2. Remainder of Note. Except as set forth herein, the Note is ratified and confirmed in all respects and shall not be amended or otherwise modified. All other terms and conditions of the Note not in conflict with the terms of this Amendment shall remain in full force and effect. In the event there is a conflict between the terms of the Note and the terms of this Amendment, the terms provided in this Amendment shall control. For the avoidance of doubt, the parties agree that no late fees, penalty interest, liquidated damages or any other amounts shall be due as a result of this Amendment.

Section 3. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York and not by choice of law principles or the laws of any other state.

Section 4. Entire Agreement and Amendments. The Note, as amended by this Amendment, embodies the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties.

Section 5. Counterparts. This Amendment (or the signature pages hereof) may be executed in any number of counterparts; all such counterparts shall be deemed to constitute one and the same instrument; and each of said counterparts shall be deemed an original hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWER: TERRA TECH CORP.

By:
Name:
Title:

LENDER:

By:
Name:
Title:

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